FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of December 17, 2004, among IPG (US) INC., a Delaware corporation (“IPG (US)”), CENTRAL PRODUCTS COMPANY, a Delaware corporation, IPG ADMINISTRATIVE SERVICES INC., a Delaware corporation, INTERTAPE POLYMER CORP., a Delaware corporation, INTERTAPE INC., a Virginia corporation, IPG TECHNOLOGIES INC., a Delaware corporation and IPG FINANCIAL SERVICES INC., a Delaware corporation, (each a “U.S. Subsidiary Borrower” and, collectively, the “U.S. Subsidiary Borrowers” and together with IPG (US), each a “U.S. Borrower” and, collectively, the “U.S. Borrowers”), INTERTAPE POLYMER INC., a corporation organized under the laws of Canada (the “Canadian Borrower” and, together with the U.S. Borrowers, each, a “Borrower” and, collectively, the “Borrowers”), INTERTAPE POLYMER GROUP INC., a corporation organized under the laws of Canada (the “Canadian Parent”), IPG (U.S.) HOLDINGS, INC., a corporation organized under the laws of Delaware (“U.S. Intermediate Holdco” and, together with the Canadian Parent and the Borrowers, collectively, the “Loan Agreement Parties”), the financial institutions listed on Schedule 2.01 to the Credit Agreement referred to below, as such Schedule may from time to time be supplemented and amended (collectively, the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Loan Agreement Parties, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of July 28, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.

Amendments to Credit Agreement.

1.

The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “September 30, 2004, one-time restructuring charges relating to a plant closure” appearing in clause (I)(iv) of said definition and inserting the text “December 31, 2004, one-time restructuring charges relating to the closing of facilities located in Cumming, Georgia and Montreal, Quebec” in lieu thereof and (ii) deleting the text “$5,000,000” appearing in clause (I)(iv) of said definition and inserting the text “$8,000,000” in lieu thereof.

NEWYORK 4467922 (2K)

2.

Section 6.16 of the Credit Agreement is hereby amended by deleting the text “$25,000,000” appearing directly opposite the text “December 31, 2004” appearing in the table in said Section and inserting the text “$29,000,000” in lieu thereof.

II.

Miscellaneous Provisions.

1.

In order to induce the Lenders to enter into this First Amendment, each of the Loan Agreement Parties hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date both immediately before and immediately after giving effect thereto and (ii) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.

This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.

This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Canadian Parent and the Administrative Agent.

4.

THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.

This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)

each of the Loan Agreement Parties and Lenders constituting the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com); and

(ii)

the Loan Agreement Parties shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement or any other Loan Document.

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6.

From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*        *        *

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

IPG INC.,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

CENTRAL PRODUCTS COMPANY,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: CFO

IPG ADMINISTRATIVE SERVICES INC.,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

INTERTAPE POLYMER CORP.,
as a U.S. Borrower

By:

/s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President

INTERTAPE INC.,
as a U.S. Borrower

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

NEWYORK 4467922 (2K)	4

IPG TECHNOLOGIES INC.,
as a U.S. Borrower

By:

/s/ Burgess H. Hildreth

Name: Burgess H. Hildreth
Title: Vice President

IPG FINANCIAL SERVICES INC.,
as a U.S. Borrower

By:

/s/ Andrew M. Archibald

Name: Andrew M. Archibald
Title: President

INTERTAPE POLYMER INC.,
as Canadian Borrower

By:

/s/ Andrew M. Archibald

Name: Andrew M. Archibald
Title:  CFO

INTERTAPE POLYMER GROUP INC.,
as a Guarantor

By:

/s/ Andrew M. Archibald

Name: Andrew M. Archibald
Title:  CFO, Secretary, Vice President

Administration

IPG (US) HOLDINGS, INC.,
as a Guarantor

By:

/s/ Victor DiTommaso

Name: Victor DiTommaso
Title: Vice President Finance

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CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:

/s/ C. P. Mahon

Name: C. P. Mahon
Title: Vice President

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SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Citicorp North America Inc., as Lender

By:

/s/ C. P. Mahon

       Name: C. P. Mahon

       Title: Vice President

NEWYORK 4467922 (2K)	7

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A., Canadian Branch

By:

/s/ Adeel Kheraj

       Name: Adeel Kheraj

       Title: Authorized Signer

NEWYORK 4467922 (2K)	8

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

TORONTO DOMINION (TEXAS) LLC

By:

/s/ Neva Nesbitt

       Name: Neva Nesbitt

       Title: Authorized Agent

NEWYORK 4467922 (2K)	9

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

THE TORONTO-DOMINION BANK

By:

/s/ J-F Godin

       Name: J-F Godin

       Title: Vice-President

By:

/s/ Yves Bergeron

       Name: Yves Bergeron

       Title: Managing Director

NEWYORK 4467922 (2K)	10

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2004-II

SOMERS CDO, LIMITED

SUFFIELD CLO, LIMITED

TRYON CLO LTD. 2000-I

By: Babson Capital Management LLC as Collateral Manager

By:

/s/ David P. Wells

       Name: David P. Wells, CFA

       Title:  Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By: Babson Capital Management LLC as Investment Manager

By:

/s/ David P. Wells

       Name: David P. Wells, CFA

       Title:  Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

By:

/s/ David P. Wells

       Name: David P. Wells, CFA

       Title:  Managing Director

LOAN FUNDING VIII LLC

By: Babson Capital Management LLC as Portfolio Manager

By:

/s/ David P. Wells

       Name: David P. Wells, CFA

       Title:  Managing Director

NEWYORK 4467922 (2K)	11

BILL & MELINDA GATES FOUNDATION

By: Babson Capital Management LLC as Investment Adviser

By:

/s/ David P. Wells

       Name: David P. Wells, CFA

       Title:  Managing Director

NEWYORK 4467922 (2K)	12

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CREDIT OPPORTUNITIES FUNDING, INC.

By:

/s/ Diana M. Himes

       Name: Diana M. Himes

       Title: Assistant Vice President

NEWYORK 4467922 (2K)	13

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

FOREST SPC LLC

By:

/s/ Diana M. Himes

       Name: Diana M. Himes

       Title: Assistant Vice President

NEWYORK 4467922 (2K)	14

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CIT LENDING SERVICES CORPORATION

By:

/s/ John P. Sirico, II

       Name: John P. Sirico, II

       Title: Vice President

NEWYORK 4467922 (2K)	15

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Comerica Bank

By:

/s/ Mike Messink

       Name: Mike Messink

       Title: Account Officer

NEWYORK 4467922 (2K)	16

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Commerzbank AG, New York and Grand Cayman Branches

By:

/s/ Adam T. Strom

       Name: Adam T. Strom

       Title: Vice President

By:

/s/ Charles W. Polet

       Name: Charles W. Polet

       Title: Assistant Treasurer

NEWYORK 4467922 (2K)	17

Hewett’s Island CLO II, Ltd.

By:  Cypress Tree Investment Management Company, Inc.,

as Portolio Manager

By:

/s/ Jeffrey Magar

       Name:  Jeffrey Magar, CFO

       Title:  Managing Director

NEWYORK 4467922 (2K)	18

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Grayson & Co.

By: Boston Management and Research as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	19

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	20

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	21

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	22

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Eaton Vance CDO III, Ltd.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	23

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Eaton Vance CDO VI, Ltd.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	24

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Costantinus Eaton Vance CDO V, Ltd.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	25

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	26

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

BIG SKY SENIOR LOAN FUND, LTD.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	27

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE FLOATING-RATE INCOME TRUST

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	28

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE VT FLOATING-RATE INCOME FUND

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	29

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

TOLLI & CO.

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	30

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

THE NORINCHUKIN BANK, NEW YORK BRANCH,

through State Street Bank and Trust Company N.A. as

Fiduciary Custodian

By: Eaton Vance Management, Attorney-in-Fact

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	31

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

EATON VANCE SENIOR FLOATING-RATE TRUST

By: Eaton Vance Management as Investment Advisor

By:

/s/ Michael B. Botthof

       Name: Michael B. Botthof

       Title: Vice President

NEWYORK 4467922 (2K)	32

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

General Electric Capital Corporation

By:

/s/ Brian P. Schwinn

       Name: Brian P. Schwinn

       Title: Duly Authorized Signatory

NEWYORK 4467922 (2K)	33

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank, USA

By:

/s/ Barbara Baltar

       Name: Barbara Baltar

       Title: FVP

NEWYORK 4467922 (2K)	34

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

CHAMPLAIN CLO, LTD.

By: INVESCO Senior Secured Management, Inc.

as Collateral Manager

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

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SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

DIVERSIFIED CREDIT PORTFOLIO, LTD.

By: INVESCO Senior Secured Management, Inc.

as Investment Adviser

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

NEWYORK 4467922 (2K)	36

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

AIM FLOATING RATE FUND

By: INVESCO Senior Secured Management, Inc.

as Sub-Adviser

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

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SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

LOAN FUNDING IX LLC

By: INVESCO Senior Secured Management, Inc.

as Portfolio Manager

By:

/s/ Joseph Rotondo

       Name: Joseph Rotondo

       Title: Authorized Signatory

NEWYORK 4467922 (2K)	38

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

APEX (Trimaran) CDO I, LTD.

By: Trimaran Advisors, L.L.C.

By:

/s/ David M. Millison

       Name: David M. Millison

       Title: Managing Director

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SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF DECEMBER 17, 2004, AMONG IPG (US) INC., CENTRAL PRODUCTS COMPANY, IPG ADMINISTRATIVE SERVICES INC., INTERTAPE POLYMER CORP., INTERTAPE INC., IPG TECHNOLOGIES INC., IPG FINANCIAL SERVICES INC., INTERTAPE POLYMER INC., INTERTAPE POLYMER GROUP INC., IPG (U.S.) HOLDINGS, INC., VARIOUS LENDERS AND CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT

Name of Institution:

UPS Capital Corporation

By:

/s/ John P. Holloway

       Name: John P. Holloway

       Title: Director of Portfolio Management

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SCHEDULE I

The Canadian Parent desires to unwind the corporate structure comprised of IPG Holdings LP, IPG Finance LLC, and IPG Holding Company of Nova Scotia, referred to as the “Special Purpose Finance Subsidiaries” in the Credit Agreement pursuant to a series of transactions including the following actions (collectively, the “Special Purpose Finance Subsidiaries Unwind Transaction”):

IPG (US) Inc. will borrow $52,455,106 pursuant to a daylight loan from Comerica Bank (the “Daylight Loan”) on December 28, 2004.  Comerica Bank will flow the proceeds of the Daylight Loan through the accounts of the entities listed below and such proceeds will be applied by each entity for the purpose indicated.  The Daylight Loan will then be repaid to Comerica Bank on the same day.

1.

IPG (US) Inc. to IPG Finance LLC to repay Intercompany Debt.

2.

IPG Finance LLC to IPG Holding Company of Nova Scotia as a reduction of capital.

3.

IPG Holding Company of Nova Scotia to Intertape Polymer Inc. as a reduction of capital.

4.

Intertape Polymer Inc. to IPG Holdings LP to repay Intercompany Debt.

5.

IPG Holdings LP to IPG (US) Holdings Inc. for Preferred Equity of IPG (US) Holdings Inc.

6.

IPG (US) Holdings Inc. to IPG (US) Inc. to acquire additional common shares of IPG (US) Inc.

7.

IPG (US) Inc. to Comerica Bank to repay the Daylight Loan.

As a consequence of the foregoing, $53,747,059 of Intercompany Debt will be repaid, including as capital contributions to the respective intercompany borrowers as follows:

IPG (US) Inc. to Intertape Inc.:

$10,000,000

IPG (US) Inc. to Central Products Company

$12,455,106

$10,452,313

$29,000,000

IPG (US) Inc. to Intertape Polymer Corp.

$  1,000,000

Central Products Company to Intertape Inc.

$88,363,744

As part of the flow of funds, IPG Holdings LP is to acquire Preferred Equity of IPG (US) Holdings Inc.  It is necessary to amend the certificate of incorporation of IPG (US) Holdings Inc. to authorize the preferred shares, the terms of which will be identical to those of IPG (US) Holdings Inc.’s common stock with two exceptions, first, that IPG (US) Holdings Inc. may at any time redeem such Preferred Equity for the same amount such Preferred Equity was acquired for and second, IPG Holdings LP can require IPG (US) Holdings Inc. to redeem at any time the such Preferred Equity that it holds for the same amount that such Preferred Equity was acquired for.  It is anticipated, however, that the Preferred Equity of IPG (US) Holdings Inc. issued to IPG Holdings LP in connection with the Special Purpose Finance Subsidiaries Unwind Transaction

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on December 28, 2004 [and in November, 2005]1 will remain outstanding.  The share certificates evidencing such Preferred Equity will be delivered as additional Collateral pursuant to the U.S. Pledge Agreement in accordance with the terms thereof.

IPG Finance LLC and IPG Holding Company of Nova Scotia will be formally dissolved on or before December 31, 2005 and IPG Holdings LP will remain as the holder of the Preferred Equity of IPG (US) Holdings Inc. and will not be dissolved.

ORLDOCS 10438734 1

Footnotes

1

ITP to explain – will additional preferred shares be issued at a later date?

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